Management Presentation May 2016

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results  Highly resilient and profitable – Profitable last 53 quarters (1) – LTM 1Q16 EBITDA $483.3mm (2) – LTM 1Q16 Return on Capital 25.3%(2)  Strong balance sheet – Rated BB and Ba3(3) – Adjusted debt/ EBITDAR 1.4x(2) – $88mm returned to shareholders in 1Q16 • $100 mm in share repurchase authority as of 4/27/16 – Recurring quarterly cash dividend of $0.70 per share  Management owns >20% 3 (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Corporate rating of Ba3 by Moody’s and BB by Standard & Poor’s

Advantages over the typical carrier 4  Leisure customer – Will travel in all economic conditions – Vacations are valued – price dependent  Small/medium cities – Filling a large void – Increasing opportunity - industry restructuring – Diversity of network - minimizes competition  Flexibility – Adjust rapidly to changing macro (fuel/economy) – Changes in capacity - immediate impact on price – Minimize threat of irrational behavior from others  Low cost fleet – used aircraft – Match capacity to demand, highly variable – Relatively low capital needs, higher free cash flow – Can grow and return cash to shareholders Built to be different Leisure customer Underserved markets Little competition Low cost aircraft Low frequency/variable capacity Unbundled pricing Closed distribution Bundled packages Highly profitable

Measured, profitable growth 5 226 233 296 298 175 200 225 250 275 300 2013 2014 2015 1Q16 Routes 7.89 8.69 10.24 10.68 6.00 7.00 8.00 9.00 10.00 11.00 2013 2014 2015 LTM 1Q16 A S M s - b ill io n s Scheduled ASMs $996 $1,137 $1,262 $1,281 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 2013 2014 2015 LTM 1Q16 U S D - m m Total revenue 66 70 80 82 60 70 80 90 2013 2014 2015 1Q16 Aircraft in service Aircraft number and routes are end of period

A very large niche Based on current published schedule through November 15, 2016 344 routes, 85 operating aircraft 95 small/medium cities, 19 leisure destinations 6 Yellow dots – leisure destinations Blue dots – origination cities Large dots - bases

Little competition 56 288 Routes w competition Routes wo competition Current competitive landscape Uniquely built to profitably operate in underserved markets 7 Competitors – overlapping routes Legacy carriers 44 Brand / lower cost carriers 6 ULCC carriers 19 Based on current published schedule through November 15, 2016, announcements and cancellations as of May 2, 2016 Legacy carriers – American, Delta, Southwest, United. Brand / lower cost carriers – Alaska, Hawaiian, JetBlue ULCC carriers – Frontier, Spirit Competitive routes are those that have non-stop flights between similar markets

Low frequency model 8 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S y ste m b lock h o u rs/ A C/ d a y 2013 2014 2015 2016E Avg. block hours/AC/day 1 - Peak = peak is defined as 11/23 – 12/1, 12/21 – 1/3, 2/18 – 4/14, 6/3 – 8/18. Remaining is off peak 2 – Aircraft are end of year 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2x 3x 4x 5x or greater % o f to tal d epa rt u re s Weekly frequency of departures Weekly market frequency Peak Off peak Leisure = seasonality Small cities = low frequency(1) 2013 2014 2015 2016E Aircraft - 2 66 70 80 85

Low costs even with low utilization 7.8 JBLU 5.5 SAVE 7.4 ALK 5.8 ALGT 5.0 5.5 6.0 6.5 7.0 7.5 8.0 5 6 7 8 9 10 11 12 13 14 CA S M e x f u e l (ce n ts ) Average daily aircraft utilization – LTM (block hours per day) CASM ex fuel vs daily aircraft utilization 9 As of LTM 1Q16, ALGT – Allegiant, JBLU – JetBlue, ALK – Alaska mainline, SAVE – Spirit

Airbus 10 Actual and projected fleet count of in service aircraft (based on signed contracts only) – end of period Total fleet includes A320, A319, MD-80 and Boeing 757 Total fleet count reflects assumptions of current market expectations, demand for Allegiant service, aircraft retirements, and is subject to change  Continuously evaluate potential aircraft transactions and seek to acquire additional aircraft opportunistically  MD-80s can be retired at our pace 56 52 46 38 10 17 21 32 14 16 20 23 20 30 40 50 60 70 80 90 100 2015 2016E 2017E 2018E Expected fleet MD80 + B757 A319 A320 80 85 87 93 5% 21% 33% 37% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2013 2014 2015 LTM 1Q16 Airbus % of scheduled service ASMs

Cumulative return to shareholders $17.4 $42.7 $96.5 $98.4 $103.4 $ 1 8 7 .0 $ 3 2 6 .1 $ 4 5 4 .1 $ 5 0 9 .8 $14.9 $53.5 $53.5 $95.3 $157.8 $ 1 9 0 .6 $0 $100 $200 $300 $400 $500 $600 $700 2008 2009 2010 2011 2012 2013 2014 2015 2016 $ m m Share repurchases Dividends 11 $700m returned to shareholders since 2007 $100m remaining in share repurchase authority* *- As per announcement on April 27, 2016 **-Diluted share count in 2007 was 20.5m, share count for 2015 was 17.0m *** - As of Q2 2016 2014 includes $42m returned through a special dividend declared in 2013 and paid in January 2014 2015 includes $44m returned through a special dividend declared in 2014 and paid in January 2015 2016 includes $28m returned through a special dividend declared in 2015 and paid in January 2016 Reduced diluted share count by 17% since 2007** Implemented quarterly cash dividend in Q1 2015 – now $0.70 per share***

 2Q16 TRASM (10) to (8)% vs 2Q15  2Q16 CASM ex fuel 4 to 6% vs 2Q15  FY16 CASM ex fuel 0 to 4% vs 2015  2Q16 fixed fee + other revenue $12mm to $14mm  FY16 CAPEX $210mm  FY16 maintenance per aircraft per month $115 to $125 thousand  FY16 ownership per aircraft per month $100 to $110 thousand 2nd Quarter 2016 3rd Quarter 2016 Full year 2016 System departures 14 to 18% 18 to 22% System ASMs 13 to 17% 15 to 19% 12 to 16% Scheduled departures 14 to 18% 18 to 22% Scheduled ASMs 13 to 17% 15 to 19% 12 to 16% Existing guidance 12 Guidance subject to change

Appendix

GAAP reconciliation EBITDA calculations 14 $mm LTM 1Q16 2015 2014 2013 Net Income attributable to Allegiant Travel Co. 227.5 220.4 86.7 92.3 +Total comprehensive income (loss) 0 (.4) 1.2 .1 +Provision for Income Taxes 132.7 126.4 50.8 54.9 +Other Expenses 1 24.7 25.1 20.4 8.5 +Depreciation and Amortization 98.4 98.1 83.4 69.3 =EBITDA 483.3 469.6 242.5 225.1 + Write down of Boeing 757 fleet 43.3 =Adjusted EBITDA 285.8 + Aircraft lease rental 1.8 2.3 15.9 9.2 =EBITDAR 485.1 471.9 301.7 234.3 Total debt 651.0 641.7 2 593.1 234.3 +7 x annual aircraft lease rent 12.6 16.1 111.3 64.4 Adjusted total debt 663.6 657.8 704.4 298.7 =Adjusted Debt to EBITDAR 1.4x 1.4x 2.3x 1.3x Average # of in service aircraft in period 77 74 69 63 =EBITDA per aircraft 6.3 6.3 4.1 3.6 Interest expense 26.9 26.5 21.2 9.5 = Interest coverage 18.0x 17.7x 13.5x 23.7x 1- Ex unconsolidated affiliate earnings 2 - Prior to 2015, total debt does not include debt issuance costs reclassification per GAAP guidance update 2014 EBITDA and subsequent calculations are adjusted to exclude a one time write-down of $43.3m

GAAP reconciliation Return on equity 15 $mm LTM 1Q16 2015 2014 2013 2012 Net Income attributable to Allegiant Travel Co. 227.5 220.4 113.2 92.3 78.6 Mar 2016 Dec 2015 Mar 2015 Dec 2014 Dec 2013 Dec 2012 Total shareholders equity 362.5 350.0 302.4 294.1 377.3 401.7 Return on equity 68% 68% 34% 24% 21% ROE = Net income / Avg shareholders equity 2014 net income calculation found on Adjustment for special item GAAP reconciliation table

GAAP reconciliation Return on capital employed calculation $mm LTM 1Q16 2015 2014 2013 + Net income attributable to Allegiant Travel Co. 227.5 220.4 113.2 92.3 + Income tax 132.7 126.4 66.8 54.9 + Interest expense 26.9 26.5 21.2 9.5 - Interest income 2.3 1.4 0.8 1.0 384.8 371.9 200.4 155.7 + Interest income 2.3 1.4 0.8 1.0 Tax rate 36.8% 36.5% 37.1% 37.4% Numerator 244.6 237.0 126.6 98.1 Total assets prior year (1) 1,299.0 1,235.1 930.2 798.2 - Current liabilities prior year (1) 394.0 362.0 290.7 210.5 + ST debt of prior year (1) 60.8 52.6 20.2 11.6 Denominator 965.8 925.7 659.7 599.3 = Return on capital employed 25.3% 25.6% 19.2% 16.4% 16 1 - Prior to 2015, total debt does not include debt issuance costs reclassification per GAAP guidance update 2014 net income calculation found on Adjustment for special item GAAP reconciliation table

GAAP reconciliation Free cash flow calculations 17 $mm LTM 1Q16 2015 2014 2013 Cash from operations 362.8 365.4 269.8 196.9 - Cash CAPEX 260.2 252.7 279.4 177.5 = Free cash flow 102.6 112.7 (9.6) 19.4 2014 CAPEX does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisitions closed in June 2014

GAAP reconciliation Net debt 18 $mm Mar 2016 Dec 2015 Dec 2014 Dec 2013 Current maturities of long term debt (1) 79.8 74.1 53.8 20.2 Long term debt, net of current maturities (1) 571.3 567.6 539.3 214.1 Total debt 1 651.1 641.7 593.1 234.3 Cash and cash equivalents 102.1 87.1 89.6 97.7 Short term investments 240.7 245.6 269.8 253.4 Long term investments 68.4 64.8 57.4 36.0 Total cash and investments 411.2 397.5 416.8 387.1 = Net debt 239.9 $244.2 $176.3 ($152.8) End of period 1 - Prior to 2015, debt does not include debt issuance costs reclassification per GAAP guidance update

GAAP reconciliation Adjustment for special item 19 2014 $mm – except per share amounts Net income as reported 86.3 + Add provision for income taxes, as reported 50.8 Income before income taxes as reported 137.1 + Other expense 20.2 Operating income 157.3 + Boeing 757 fleet write down 43.3 Adjusted operating income 200.6 - Other expense 20.2 Adjusted pre-tax income 180.4 - Provision for income tax 66.8 Adjusted net income 113.6 + Net loss attributable to noncontrolling interest (0.4) Adjusted net income attributable to Allegiant Travel Co 113.2 Diluted shares (millions) 17.8 Earnings per share as adjusted for special item $6.36 Total revenue 1,137.0 Adjusted operating margin 17.6% Adjusted EBITDA*margin 25.2% * - see GAAP reconciliation table

Revenue components 20 $91.69 $91.30 $78.63 $75.95 $50 $60 $70 $80 $90 2013 2014 2015 LTM 1Q16 Average fare - scheduled service $5.21 $4.56 $4.29 $4.19 $0.00 $2.00 $4.00 $6.00 2013 2014 2015 LTM 1Q16 Average fare - ancillary third party products $40.52 $41.37 $46.43 $46.42 $30.00 $40.00 $50.00 2013 2014 2015 LTM 1Q16 Average fare - ancillary air-related charges $137.43 $137.23 $129.35 $126.56 $110 $120 $130 $140 2013 2014 2015 LTM 1Q16 Average fare - total All revenue is revenue per scheduled passenger

LTM 1Q16 cost per passenger Low cost drivers $27 $23 $30 $34 $10 $15 $11 $13 $10 $4 $9 $14 $24 $21 $54 $44 $20 $24 $29 $38 ALGT SAVE LUV JBLU 21 Source: Company filings Ownership includes depreciation & amortization + aircraft rent Other excludes special items and one-time charges for other carriers Other Aircraft $47 $50 $61 $44 $83 $82 Ex fuel cost = $64 Fuel cost = $27 Total Allegiant = $91 Ex fuel cost = $103 Fuel cost = $30 Total Southwest = $133 Ex fuel cost = $109 Fuel cost = $34 Total JetBlue = $143 $42 $45 Ex fuel cost = $64 Fuel cost = $23 Total Spirit = $87 Fuel Ownership Maintenance Other Labor

Credit metrics 16.4% 19.2% 25.6% 25.3% 15.9% 10% 20% 30% 2013 2014 2015 LTM 1Q16 LUV LTM 1Q16 22 Return on capital employed 24.0% 34.0% 68.0% 68.0% 31.1% 10% 20% 30% 40% 50% 60% 70% 80% 2013 2014 2015 LTM 1Q16 LUV LTM 1Q16 Return on equity 23.7 x 13.5 x 17.7 x 18.0 x 39.9 x 10 15 20 25 30 35 40 45 2013 2014 2015 LTM 1Q16 LUV LTM 1Q16 Interest coverage 1.3 x 2.3 x 1.4 x 1.4 x 1.0 x 0 1 2 3 2013 2014 2015 LTM 1Q16 LUV LTM 1Q16 Adjusted Debt / EBITDAR LUV = Southwest Airlines, based on published information Please see GAAP reconciliation table in appendix for calculation 2014 EBITDAR refers to an adjusted amount found in EBITDA tables in appendix

Strong cash generation $225 $286 $470 $483 $150 $200 $250 $300 $350 $400 $450 $500 2013 2014 2015 LTM 1Q16 $ m m 23 EBITDA $3.6 $4.1 $6.3 $6.3 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 2013 2014 2015 LTM 1Q16 $ m m EBITDA per AC Free cash flow $19 -$10 $113 $103 -$25 $0 $25 $50 $75 $100 $125 2013 2014 2015 LTM 1Q16 $ m m ($153) $176 $244 $240 -$225 -$150 -$75 $0 $75 $150 $225 $300 2013 2014 2015 LTM 1Q16 $ m m Net debt 2014 EBITDA is adjusted for 757 write-down. See reconciliation tables for calculation Net debt is end of period EBITDA per AC is referring to average number of aircraft in service

Sources/uses of cash $178 $279 $253 $210 $0 $50 $100 $150 $200 $250 $300 2013 2014 2015 2016E * $ m m 24 CAPEX $22.7 $168.8 $67.9 $73.3 $0.0 $50.0 $100.0 $150.0 $200.0 2013 2014 2015 LTM 1Q16 $ m m Debt payments Cash from operations $197 $270 $365 $363 $0 $150 $300 $450 2013 2014 2015 LTM 1Q16 $ m m $84 $181 $190 $176 $0 $50 $100 $150 $200 2013 2014 2015 LTM 1Q16 $ m m Returning cash to shareholders 2014 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisition closed in June 2014 * - 2016 CAPEX guidance as of 4/27/16, subject to change

Airbus growth will help improve fuel burn 25 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 2012 2013 2014 2015 LTM 1Q16 Fuel expense/total revenue 1 - As of LTM 1Q16  Fuel has greatest leverage to earnings – Fuel ~ 29% of total operating expense(1) – Airbus aircraft flew 38% of LTM 1Q16 scheduled block hours 67.0 67.5 68.0 68.5 69.0 69.5 70.0 70.5 71.0 2013 2014 2015 LTM 1Q16 Historical ASMs/gallon System fuel cost per gallon $3.18 $3.20 $3.01 $1.86 $1.69

Capitalization structure Actual 3/31/16 (MM USD) Debt to LTM EBITDAR Rate Maturity LTM EBITDAR 485.1 Secured by AC 24.1 L+2.95% Apr 2018 Secured by AC 107.9 L+3.08% May 2018 Secured by AC 19.6 L+2.95% May 2018 Secured by AC 25.1 L+3.99% Oct 2018 Secured by AC 33.1 L+2.46% Nov 2019 Secured by AC 24.1 L+1.70% Mar 2020 Secured by AC 22.6 L+1.70% Jun 2020 Secured by AC 26.1 L+1.75% Sep 2020 Secured by AC 26.4 L+1.70% Dec 2020 Secured by AC 27.8 L+1.75% Jan 2021 Secured by real estate 9.3 2.86% Oct 2018 Secured by real estate 7.3 2.86% Mar 2020 Total secured debt 353.4 0.7x Senior notes 298.1 5.5% Jul 2019 Total debt 651.5 1.3x 7x LTM aircraft rent 12.6 Adjusted debt 664.1 1.4x 26